UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2014

EASTSIDE DISTILLING, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54959	20-3937596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1805 SE Martin Luther King Jr Blvd., Portland, Oregon	97214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 926-7060

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K dated October 31, 2014 filed with the Securities and Exchange Commission on October 31, 2014 to include the requirements of Item 9.01(a) Financial Statements of Business Acquired, and Item 9.01(b) Pro Forma Financial Information.

In addition, as reported in its Current Report on Form 8-K dated November 19, 2014, the registrant changed its name from “Eurocan Holdings, Ltd.” to “Eastside Distilling, Inc.” Any references in this 8-K/A to “Eurocan Holdings, Ltd.” shall refer to the registrant.

Section 2 – Registrant’s Business and Operations

Item 2.01 Completion or Acquisition or Disposition of Assets

On October 31, 2014, Eurocan Holdings Ltd. (“we,” “us,” or the “Company”) consummated the acquisition (the “Acquisition”) of Eastside Distilling, LLC (“Eastside”) pursuant to an Agreement and Plan of Merger (the “Agreement”) by and among the Company, Eastside, and Eastside Distilling, Inc., our wholly-owned subsidiary. Pursuant to the Agreement, Eastside merged with and into Eastside Distilling, Inc. The merger consideration for the acquisition consisted of 32,000,000 shares (the “Shares”) of our common stock.   In addition, certain of our stockholders cancelled an aggregate of 24,910,000 shares of our common stock held by them. As a result, we now have 40,000,000 shares of our common stock issued and outstanding, of which 32,000,000 shares are held by the former members of Eastside.  The issuance of these Shares was from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to exemptions afforded by Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder, and/or Regulation S promulgated thereunder.

Eastside is a manufacturer, developer, producer and marketer of hand-crafted spirits in the following beverage alcohol categories: bourbon, whiskey, rum and vodka. Eastside currently distributes its products in five states (Oregon, Washington, Minnesota, Georgia and Pennsylvania).  Eastside also generates revenue from tastings, tasting room tours, private parties and merchandise sales from its distillery and showroom located on the Distillery Row in Portland, Oregon.

On June 17, 2014, the Company had loaned the sum of $150,000 to Eastside. The loan accrues interest daily at the rate of 5% per annum (computed on the basis of the actual number of days elapsed and a year of 360 days and compounded monthly) from June 13, 2014. The loan matures on June 13, 2015, but it may be prepaid in whole or in part at any time prior to the maturity date. Eastside is now merged with Eastside Distilling, Inc., our wholly-owned subsidiary.

The paragraphs above describe certain of the material terms of the Agreement. Such description is not a complete description of the material terms of the Agreement and is qualified in its entirety by reference to the Agreement entered into in connection therewith. The Agreement was previously filed as Exhibit 2.1 to our Current Report on Form 8-K filed on October 23, 2014.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On October 31, 2014, in connection with the closing of our acquisition of Eastside Distilling, LLC, we issued 32,000,000 shares of our common stock to the members of Eastside Distilling, LLC. The issuance of these shares was from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to exemptions afforded by Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder, and/or Regulation S promulgated thereunder.

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Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

As a result of the Acquisition, the former members of Eastside now own 32,000,000 Shares of our common stock, which constitutes eighty percent (80%) of all shares of our common stock issued and outstanding. As a result, a change in control of the Company has occurred.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Directors or Principal Officers

Effective October 31, 2014, in connection with the Acquisition, Michael Williams tendered his resignation from all positions as an officer and director of the Company. Mr. Williams’ resignation as a director was not because of any disagreements with the Company on matters relating to its operations, policies, and practices.

Effective October 31, 2014, in connection with the Acquisition, Daniela Anastasio tendered her resignation from all positions as an officer and director of the Company. Ms. Anastasio’s resignation as a director was not because of any disagreements with the Company on matters relating to its operations, policies, and practices.

Appointment of Directors and Officers

Effective October 31, 2014, in connection with the Acquisition, the board appointed Steven Earles as a director and as our President, Chief Executive Officer, and Chief Financial Officer. Mr. Earles will serve as a director until his successor is duly elected and qualifies.

Steven Earles has served as Eastside’s Chief Executive Officer since January 2014. Before joining Eastside, from 2010 to 2014, Mr. Earles served as managing director of CRM Land Development LLC, a land development company. Mr. Earles served as chief executive officer for several start-up companies from 2000 to 2010. Mr. Earles served as Chief Executive Officer for SD Earles, Inc., a Southern California real estate development company from 1995 to 2010.

Effective October 31, 2014, in connection with the Acquisition, the board appointed Lenny Gotter as a director and as our Chief Operating Officer and Secretary.  Mr. Gotter will serve as a director until his successor is duly elected and qualifies.

Lenny Gotter founded Eastside in 2008 and has served in management positions since its founding, most recently as Chief Operating Officer. Mr. Gotter has a degree in economics from the University of Wisconsin.

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Section 8 – Other Events

Item 8.01 Other Events.

The Company has relocated its corporate offices to the following address:

Eurocan Holdings Ltd.

1805 SE Martin Luther King Jr Blvd.

Portland, Oregon 97214

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

1.	The audited financial statements of Eastside Distilling, LLC for the years ended December 31, 2013 and 2012 (filed as Exhibit 99.1).

2.	The unaudited financial statements of Eastside Distilling, LLC for the period ended September 30, 2014 (filed as Exhibit 99.2).

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Eurocan Holdings, Ltd. (now known as Eastside Distilling, Inc.). and Eastside Distilling, LLC (filed as Exhibit 99.3).

(c)	Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated October 20, 2014 by and among Eurocan Holdings Ltd., Eastside Distilling, Inc., and Eastside Distilling, LLC*

99.1	Audited Financial Statements of Eastside Distilling, LLC for the years ended December 31, 2013 and 2012 **

99.2	Unaudited Financial Statements of Eastside Distilling, LLC. for the period ended September 30, 2014 **

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Eurocan Holdings, Ltd. (now known as Eastside Distilling, Inc.). and Eastside Distilling, LLC **

*   Filed as an exhibit to our Current Report on Form 8-K filed on October 23, 2014.

** Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTSIDE DISTILLING, INC.

(Registrant)

Date: January 15, 2015	By:	/s/ Steven Earles
Steven Earles
President and Chief Executive Officer

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